ESCROW AGREEMENT

THIS ESCROW AGREEMENT ("AGREEMENT") is made as of July 31, 2006 by and among FRASCONA, JOINER, GOODMAN AND GREENSTEIN, P.C. (the "ESCROW AGENT"), as representative for M.L. STRATIGIC LIMITED ("BUYER") involved in share sale transaction for a control block of securities in a publicity traded company MIAD SYSTEMS, LTD from MICHAEL GREEN ("ESCROW BENEFICIARY").

WITNESSETH:

BUYER desires for the publicly traded company, MIAD SYSTEMS LTD. (Trading Symbol "MIADF") to be re-domiciled from Canada to the British Virgin Islands. In order to ensure that MIADF is re-domiciled, and without imposing and additional obligations on the ESCROW BENEFICIARY, the parties have agreed that the ESCROW BENFICIARY will deposit TWO MILLION THREE HUNDRED THOUSAND (2,300,000) shares of common stock of MIADF ("Shares") with ESCROW AGENT for the express purpose of ensuring MIADF is re-domiciled in a timely manner. Said Shares shall be controlled by and held for benefit of the ESCROW BENFICIARY and the ESCROW AGENT shall only release Shares as consistent with this AGREEMENT.

BUYER and the ESCROW BENFICIARY have requested that the ESCROW AGENT hold the escrow representing 2,300,000 shares of common stock of MIADF in escrow pursuant to the terms of this AGREEMENT.

NOW, THEREFORE, in consideration of the covenants and mutual promises herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledge and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I
TERMS OF THE ESCROW

UNILATERAL CONTROL OF ESCROW SHARES. The ESCROW BENFICIARY shall have exclusive control over the escrowed Shares and the ESCROW AGENT shall only accept instructions from the ESCROW BENEFICIARY regarding release of the escrow Shares. This AGREEMENT shall not be for the benefit of the BUYER, who shall have no control over the ESCROW AGENT of the Shares. In no case shall the BUYER have and power or authority to instruct the ESCROW AGENT to distribute hold, or otherwise dispose of the escrow Shares, in the event of any dispute or instruct the ESCROW AGENT to distribute, hold, or otherwise dispose of the escrow Shares. In the event of any dispute or instruction from ESCROW BENEFICIARY, the ESCROW AGENT shall promptly return the Shares to the ESCROW BENEFICIARY. However, upon re-domicile of MIADF, ESCROW AGENT may deliver Shares to BUYER.

THE ESCROW TRANSACTION. The parties hereby agree to have ESCROW AGENT serve

as ESCROW AGENT for and on behalf of the ESCROW BENEFICIARY whereby the ESCROW AGENT shall receive the escrow Shares and hold and distribute the same as set forth in this AGREEMENT and subject to the express written instruction of the ESCROW BENEFICIARY. The ESCROW BENFICIARY shall deposit common stock certificates of MIADF in the total sum of 2,300,000 with ESCROW AGENT for the purpose of ensuring MIADF is re-domiciled in a timely manner. Said shares shall be held for the benefit of the ESCROW BENEFICIARY and shall not be distributed, transferred removed or otherwise disposed of without the express written instruction of the ESCROW BENEFICIARY. The ESCROW BENFICIARY may at any time and without prior notice, instruct the ESCROW AGENT to return the Shares to the ESCROW AGENT to return the funds to the ESCROW BENEFICIARY to the same account from which the Shares were received. UPON such written instruction, the escrow agent shall promptly return the Shares to the ESCROW BENEFICIARY.

CLOSING OR TERMINATION OF ESCROW. The ESCROW AGENT shall distribute the Shares in accordance with any instructions provided by the ESCROW BENEFICIARY.

ARTICLE II
VOTING RIGHTS OF ESCROWED SHARES

In order to facilitate the change of domicile transaction, ESCROW BENEFICIARY shall execute a proxy (**Exhibit "A"** hereto) for all Shares, in favor of BUYER. In the event ESCROW BENEFICIARY elects to cancel this AGREEMENT and demand the return of Shares, the Proxy shall terminate automatically.

This AGREEMENT may be altered or amended only with the written consent of the ESCROW BENEFICIARY. Should any party attempt to change the AGREEMENT in a manner, which, in the ESCROWS AGENT'S discretion, shall be undesirable, the ESCROW AGENT may resign as ESCROW AGENT by notifying the ESCROW BEBEFICIARY in writing and by returning the Shares.

The parties hereto expressly agree that this Agreement shall be governed by, interpreted under, and construed and enforced in accordance of the laws of the Province of Ontario.

THIS SPACE INTENTIONALLY LEFT BLANK. SIGNATURE PAGE TO FOLLOW

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date of the first written above.

Date: July 31, 2006

FRASCONA, JOINER, *et al*

By: ______________________
GARY JOINER, Partner

Date: July 31, 2006

ESCROW BENEFICIARY

____
MICHAEL GREEN

EXHIBIT "A"

STOCK PROXY

THE UNDERSIGNED, MICHAEL GREEN, being a stockholder of certificates numbered 1000, 1001, 1002, 1003, and 1135 in the total sum of 2,300,000 common shares of MIAD SYSTEMS, LTD, does hereby constitute and appoint as the lawful attorney, agent and proxy of the undersigned, M.L. STRATIGIC LIMITED, for the term specified in the ESCROW AGEEMENT by and between MICHAEL GREEN and FRASCONA, JOINER, *et al*, dated July 31, 2006, to represent the undersigned at any and all stockholders meetings of MIAD SYSTEMS, LTD, and at any adjournment thereof, to act for and in the name, place and stead of the undersigned on all matters and things which may be presented for action or consideration at such meetings, giving and granting unto said attorney and proxy as full power in all respects as the undersigned could exercise if present in person.

The undersigned hereby ratifies all that his attorney and proxy may or shall lawfully do in voting at any such meetings, or at any adjournment or adjournments thereof, within the period of time specified, in respect of all matters, proposals and questions that may properly come before the stockholders for consideration and action.

Date: July 31, 2006

MICHAEL GREEN